Exhibit 99.1

3rd Quarter Fiscal Year 2019 Earnings Call April 25, 2019 Carpenter Technology Corporation

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology's filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2018, Form 10-Q for the quarters ended September 30, 2018 and December 31 2018, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions, including LPW Technology Ltd.; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; and (15) fluctuations in oil and gas prices and production. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

Tony Thene President and Chief Executive Officer 3rd Quarter Fiscal Year 2019

Safety is Our Highest Value 3.9 3.5 3.9 3.7 3.3 2.1 2.2 2.0 1.2 1.4 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 YTD Total Case Incident Rate (TCIR)

3rd Quarter Summary Expanded Customer Relationships, Stronger Mix and Enhanced Manufacturing Operations Driving Improved Performance; Continuing to Strengthen Foundation for Long-Term Sustainable Value Creation Continued strong execution and operating performance; reported EPS of $1.05 – includes $0.18 insurance recovery benefit Sequential and year-over-year revenue growth across most end-use markets driven by solutions-focused approach, stronger mix and increased customer demand Backlog up 9% sequentially and 44% year-over-year; 11th consecutive quarter of sequential backlog growth Strong Aerospace and Defense end-use market performance driven by broad industry participation; backlog up 12% sequentially Strong sequential and year-over-year growth in Medical end-use market due to market share gains and deeper customer relationships Received four additional Vendor Approved Process (VAP) qualifications for Athens facility Enhancing market position in targeted growth areas including additive manufacturing and soft magnetics Investing for long-term growth while also providing direct returns to shareholders

Q3 FY19 End-Use Market Highlights

		Q3-19 Net Sales ex. Surcharge ($M)*		vs. Q3-18	vs. Q2-19	Comments
	Aerospace and Defense	$273.8	54%	+5%	+17%	▪ Year-over-year (YoY) and sequential performance driven by broad solutions portfolio with solid demand across all major sub-markets ▪ Fastener sub-market volumes improved YoY and sequentially with demand signals that remain mixed ▪ Distribution sub-market up YoY and sequentially; continues to signal strong demand ▪ Defense sub-market up YoY and sequentially driven by program-specific demand
	Medical	$47.1	9%	+25%	+23%	▪ Solid demand patterns across sub-markets drove strong YoY and sequential growth ▪ Continued success building direct customer relationships for leading solutions portfolio
	Energy	$40.8	8%	+23%	+12%	▪ Oil & gas sub-market increased YoY on improved activity and increased demand internationally ▪ Lower than anticipated adoption rates for certain new drilling tools ▪ Power generation sub-market continues to recover off a low base
	Transportation	$33.5	7%	-1%	+14%	▪ YoY decline due to impact of trade actions and economic uncertainty in Europe ▪ Sequential growth driven by impact of seasonality in North America and solid growth in heavy-duty truck and other applications
	Industrial and Consumer	$71.9	14%	0%	-7%	▪ Industrial down YoY and sequentially due to reduced demand for select applications and impacts of portfolio rationalization ▪ Consumer YoY and sequential sales growth due to broad application demand

Sales ex-surcharge up 6% year-over-year and 12% sequentially

*Excludes sales through Carpenter Technology's Distribution businesses

© 2019 CRS Holdings, Inc. All rights reserved

6

CARPENTER® WHEN PERFORMANCE IS EVERYTHING

Tim Lain Vice President and Chief Financial Officer 3rd Quarter Financial Overview and Business Update

Strong year-over-year and sequential operating income growth Income Statement Summary *Detailed schedule included in Non-GAAP Schedules in Appendix $ Millions, except pounds and per-share amounts Q3-18 Q2-19 Q3-19 Sequential Change Pounds ('000) 68,898 63,918 67,918 4,000 Net Sales 572.2 556.5 609.9 53.4 Sales ex. Surcharge* 472.5 449.4 503.0 53.6 Gross Profit 96.0 107.0 123.2 16.2 22.5 Selling, General and Administrative Expenses 50.3 51.6 50.0 (1.6) 17.6 Operating Income 45.7 55.4 73.2 17.8 Special Items* - 1.2 - (1.2) Operating Income ex. Special Items* 45.7 56.6 73.2 16.6 % of Sales ex. Surcharge 9.7% 12.6% 14.6% +2.0pts Special Tax Items* 1.6 - - - Effective Tax Rate 19.9% 21.5% 24.9% +3.4pts Net Income 30.2 35.5 51.1 15.6 Diluted Earnings per Share $0.63 $0.73 $1.05 $0.32 Adjusted Diluted Earnings per Share* $0.60 $0.76 $1.05 $0.29

Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix Inventory build to support growing backlog 19 267

Q3 Operating Results SAO Segment Summary Q3 Business Results Q4-19 Outlook Year-over-year results driven by strategic shift to more complex materials with a favorable mix Excluding insurance recovery benefit of $4.7 million in Q2-19, sequential improvement in operating income of $9.3 million driven by increased volume combined with favorable product mix Continued growth in backlog both year-over-year and sequentially Continued positive demand signals across most end-use markets Operating income expected to increase 5-10% sequentially Q3-18 Q2-19 Q3-19 vs Q3-18 vs Q2-19 Pounds ('000) 66,866 61,668 65,296 (1,570) 3,628 Net Sales ($M) 482.4 461.6 498.3 15.9 36.7 Sales ex. Surcharge ($M) 381.3 356.2 393.3 12.0 37.1 Operating Income ($M) 58.0 69.0 73.6 15.6 4.6 % of Net Sales 12.0% 14.9% 14.8% +2.8 pts -0.1 pts % of Sales ex. Surcharge 15.2% 19.4% 18.7% +3.5 pts -0.7 pts Q3-18 Q2-19 Q3-19 vs Q3-18 vs Q2-19 Pounds ('000) 2,956 3,096 2,512 (444) (584) Sales ex. Surcharge ($M) 91.4 90.2 80.4 (11.0) (9.8) Op Inc ex. EID ($M) (0.4) (1.3) (2.8) (2.4) (1.5) % of Sales ex. Surcharge -0.4% -1.4% -3.5% -3.1% -2.1% Q3-18 90.2 Q3-19 vs Q3-18 Op Income Adjusted ($M)* 63.5 #REF! 35.1 (28.4) Diluted EPS Reported $ 0.57 #REF! $ (0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

PEP Segment Summary Q3 Operating Results Q3 Business Results Q4-19 Outlook Operating income includes insurance recovery benefit of $11.4 million Strengthening demand for titanium products in both Aerospace and Medical end-use markets Adoption rates for new tools used in oil & gas sub-market below expectations Continued strong demand for titanium products Continued investments in additive manufacturing Operating income expected to be similar sequentially, after adjusting for insurance benefit * Pounds includes only Dynamet, Carpenter Powder Products and LPW businesses SAO Q3-18 Q2-19 Q3-19 vs Q3-18 vs Q2-19 Pounds* ('000) 2,946 3,300 3,540 594 240 Net Sales ($M) 107.9 112.9 128.7 20.8 15.8 Sales ex. Surcharge ($M) 107.5 109.4 125.9 18.4 16.5 Operating Income ($M) 5.4 4.4 16.6 11.2 12.2 % of Net Sales 5.0% 3.9% 12.9% +7.9 pts +9.0 pts % of Sales ex. Surcharge 5.0% 4.0% 13.2% +8.2 pts +9.2 pts PEP Q3-18 Q2-19 Q3-19 vs Q3-18 vs Q2-19 Pounds ('000) 2,956 3,096 2,512 (444) (584) Sales ex. Surcharge ($M) 91.4 90.2 80.4 (11.0) (9.8) Op Inc ex. EID ($M) (0.4) (1.3) (2.8) (2.4) (1.5) % of Sales ex. Surcharge -0.4% -1.4% -3.5% -3.1% -2.1% Q3-18 90.2 Q3-19 vs Q3-18 Op Income Adjusted ($M)* 63.5 #REF! 35.1 (28.4) Diluted EPS Reported $ 0.57 #REF! $ (0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

Tony Thene President and Chief Executive Officer 3rd Quarter Fiscal Year 2019 Closing Comments

Investing in Future Growth Additive Manufacturing Soft Magnetics Expanding leadership position in key strategic growth platforms Feedstock production and metallurgical expertise enhanced with addition of part design and production LPW acquisition further strengthened team and integrates full life-cycle capabilities Significant industry expertise being deployed at AM Tech Center in Reading, PA and Emerging Tech Center under construction in Athens, AL Process parameter development, characterization analysis and numerous parts being printed for key customers $100 million investment in precision strip hot rolling mill on track to support growth Expanding leadership position in Aerospace Auxiliary Power Units (APU’s) and other electrification applications Utilizing proprietary alloy manufacturing to develop solutions for quickly developing Electric Vehicle (EV) market Enabling performance benefits such as lower total system costs, smaller power units, extended range and more payload 1. Sources: UBS Securities (line), RBC Capital Markets (bar) 0 10 5 15 20 20 18 25 19 21 22 6.7 23 9.7 24 14.2 1.2 1.4 2.4 3.4 4.1 5.1 6.6 8.0 EV Passenger Vehicle Forecasts1 (m Units / yr)

Closing Comments Flexibly Supporting Short-Term Industry Needs Driving Strong Performance; Partnering with Solution-Oriented Customers for Longer-Term Sustainable Value Creation Strong commercial execution delivering market share gains, stronger customer relationships and growing backlogs Diverse Aerospace and Defense solutions portfolio driving strong growth and backlog expansion across key sub-markets Capturing incremental capacity and operational efficiencies via the Carpenter Operating Model Four additional Athens VAP qualifications received; customer engagement remains high Leading additive manufacturing platform and enhanced soft magnetics portfolio strengthen long-term growth profile Investing in target growth areas while continuing to provide direct returns to shareholders

Appendix of Non-GAAP Schedules

Non-GAAP Schedules (Unaudited) Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

Non-GAAP Schedules (Unaudited) Operating Margin Excluding Surcharge Revenue and Special Items $ Millions Q3-18 Q2-19 Q3-19 Net sales 572.2 556.5 609.9 Less: surcharge revenue 99.7 107.1 106.9 Consolidated Net Sales Excluding Surcharge 472.5 449.4 503.0 Operating Income 45.7 55.4 73.2 Special Items: Acquisition-related costs - 1.2 - Operating Income Excluding Special Items 45.7 56.6 73.2 Operating Margin 8.0% 10.0% 12.0% Operating Margin Excluding Surcharge and Special Items 9.7% 12.6% 14.6% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

Non-GAAP Schedules (Unaudited) Proceeds from disposals of property, plant and equipment and assets held for sale